EXHIBIT 21.1
SUBSIDIARIES OF THE REGISTRANT

Subsidiary	Jurisdiction
Cobalt Upwind Holdings LLC	Delaware
HA Athena Capital Holdings LLC	Delaware
HA Buckeye Holdings LLC	Delaware
HA CLP Funding LLC	Delaware
HA Daybreak Holdings LLC	Delaware
HA Fusion Holdings LLC	Delaware
HA Fusion LLC	Delaware
HA Galileo LLC	Delaware
HA Helix LLC	Delaware
HA INV Buckeye LLC	Delaware
HA INV Gunsight LLC	Delaware
HA Land Lease I LLC	Delaware
HA Land Lease II LLC	Delaware
HA Land Lease Holdings LLC	Delaware
HA Land Lease Holdings II LLC	Delaware
HA PACE Warehouse LLC	Delaware
HA Rooftop Holdings LLC	Delaware
HA Rooftop I LLC	Delaware
HA Sunrise LLC	Delaware
HA Thrive LLC	Delaware
HA Virginia Land LLC	Delaware
HA WG Funding LLC	Maryland
HA Wildcat LLC	Delaware
HA Wind I LLC	Delaware
HA Wind II LLC	Delaware
HA Wind IV LLC	Delaware
Hannie Mae Goco LLC	Maryland
Hannie Mae II LLC	Maryland
Hannie Mae IV LLC	Maryland
Hannie Mae V LLC	Maryland
Hannie Mae XI LLC	Maryland
Hannie Mae XII LLC	Maryland
Hannie Mae XIII LLC	Maryland
Hannie Mae XIV LLC	Maryland
Hannie Mae LLC	Virginia
Hannie Mae SRS Funding LLC	Maryland
Hannon Armstrong Capital, LLC	Maryland
Hannon Armstrong KCS Funding LLC	Maryland
Hannon Armstrong Securities, LLC	Maryland
Hannon Armstrong Sustainable Infrastructure, L.P.	Delaware
HASI ECON 101 LLC	Delaware
HASI OBS OP A LLC	Maryland
HASI SYB I LLC	Maryland
HASI SYB 2017-1 LLC	Delaware
HASI SYB Trust 2016-2 Holdings LLC	Delaware
HAT Holdings I LLC	Maryland
HAT Holdings II LLC	Maryland
HAT OBS OP A LLC	Maryland
HAT OBS OP 5 LLC	Maryland
HAT SYB I LLC	Maryland
HAT SYB Trust 2016-2 Holdings LLC	Delaware

Rhea Borrower (HASI) LLC	Delaware
Rhea Borrower (HAT I) LLC	Delaware
Rhea Borrower (HAT II) LLC	Delaware
Strong Upwind Holdings LLC	Delaware
Strong Upwind Holdings II LLC	Delaware
Strong Upwind Holdings III LLC	Delaware
Strong Upwind Residual LLC	Delaware
SunStrong Capital Lender Holdings LLC	Maryland
SunStrong Capital Lender LLC	Maryland
SunStrong Capital Lender 2 LLC	Maryland
Titan Borrower (HASI) LLC	Delaware
Titan Borrower (HAT I) LLC	Delaware
Titan-Rhea Holdings (HASI) LLC	Delaware
Titan-Rhea Holdings (HAT I) LLC	Delaware
Titan-Rhea Holdings (HAT II) LLC	Delaware

Exh. 21.1-1